Exhibit 10.2

AMENDMENT NO. 5

AMENDMENT NO. 5, dated as of October 15, 2023 (this “Amendment”), to the Credit Agreement dated as of October 2, 2020 (as amended by that certain Amendment No. 1, dated as of January 15, 2021, that certain Amendment No. 2, dated as of April 5, 2021, that certain Amendment No. 3, dated as of November 22, 2022, that certain Amendment No. 4, dated as of April 17, 2023, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement,” and as further amended by this Amendment, the “Credit Agreement”), among Consolidated Communications Holdings, Inc., a Delaware corporation (“Holdings”), Consolidated Communications, Inc., an Illinois corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”), Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other parties thereto. Except as otherwise specified herein, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.

WHEREAS, (i) the Borrower has requested that the Revolving Lenders and the Administrative Agent make certain changes to the Existing Credit Agreement as provided herein, (ii) the Revolving Lenders party hereto constitute the Requisite Revolving Lenders under the Existing Credit Agreement and (iii) the Revolving Lenders party hereto and the Administrative Agent are willing to amend the Existing Credit Agreement as set forth herein, in each case pursuant to the terms and subject to the representations and warranties set forth herein and to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.               Amendments.

Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto hereby agree as follows:

(a)               Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the applicable defined terms as follows:

“Testing Threshold” being met on any date means that as of such date the aggregate amount of:

(a) Revolving Loans and Swingline Loans outstanding at such time, plus

(b) the aggregate LC Exposure at such time (excluding, in the case of this clause (b), LC Exposure comprising (i) the aggregate undrawn amount of the Expansion Funding Letters of Credit, (ii) the aggregate undrawn amount of other Letters of Credit in an amount not to exceed $30.0 million, and (iii) the aggregate amount of Letters of Credit that have been Cash Collateralized), exceeds 35.0% of the aggregate amount of all Revolving Commitments (excluding the Expansion Funding Letters of Credit) outstanding at such time.

(b)               Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms thereto in correct alphabetical order:

“Amendment No. 5” means Amendment No. 5 to this Agreement, dated as of October 15, 2023, by and among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” means the Effective Date (as defined in Amendment No. 5).

“Amendment Unwind Date” means (a) the date that an Authorized Officer of the Borrower delivers to the Administrative Agent written notice of the Borrower’s election to comply with the requirements of Section 6.11(d) in lieu of Section 6.11(c) and includes a Compliance Certificate or other reasonably detailed calculation worksheet demonstrating compliance with Section 6.11(d) at such time or (b) August 1, 2025, to the extent that the Contribution has not been made on or prior to such date.

“Broadband Equity Access and Deployment Program” means the Broadband Equity Access and Deployment Program established under the Infrastructure Investment and Jobs Act (Pub. L. 117-58 (signed into law November 15, 2021)).

“Broadband Expansion Program” means any broadband expansion program sponsored, overseen or administered by or otherwise established pursuant to authorization from any Governmental Authority (including, without limitation, the Rural Digital Opportunity Fund, the Broadband Equity Access and Deployment Program and any other similar state and/or federal development programs now existing or established in the future) to expand the deployment of broadband networks across the United States.

“Contribution” means the first $300,000,000 in cash proceeds received by Holdings from equity contributed to its capital from and after the Amendment No. 5 Effective Date.

“Expansion Funding Letters of Credit” means Letters of Credit issued in connection with any Broadband Expansion Program.

(c)               The first sentence of Section 6.11 of the Existing Credit Agreement is hereby amended and restated as follows:

Section 6.11 Consolidated First Lien Leverage Ratio. With respect to the Revolving Commitments only, the Borrower will not permit the Consolidated First Lien Leverage Ratio as of the last day of any Fiscal Quarter (beginning with the end of the first full Fiscal Quarter ending after the Closing Date), solely to the extent that on such date the Testing Threshold is met, to exceed:

(a) 5.85 to 1.00, prior the Amendment No. 3 Effective Date,

(b) 6.35 to 1.00, from and including the Amendment No. 3 Effective Date to the Amendment No. 5 Effective Date,

(c) with respect to the period from and including the Amendment No. 5 Effective Date until the Amendment Unwind Date,

(i) 7.75 to 1.00, from and including the Amendment No. 5 Effective Date to and including December 31, 2024,

(ii) 7.50 to 1.00, from and including January 1, 2025 to and including March 31, 2025,

(iii) 7.25 to 1.00, from and including April 1, 2025 to and including June 30, 2025,

(iv) 7.00 to 1.00, from and including July 1, 2025 to and including September 30, 2025,

(v) 6.75 to 1.00 from and including October 1, 2025 to and including December 31, 2025,

(vi) 6.50 to 1.00, from and including January 1, 2026 to and including March 31, 2026,

(vii) 6.25 to 1.00, from and including April 1, 2026 to and including June 30, 2026,

(viii) 6.00 to 1.00, from and including July 1, 2026 to and including September 30, 2026, and

(ix) 5.85 to 1.00 from and including October 1, 2026 and thereafter, and

(d) from and after the Amendment Unwind Date,

(i) in the event the Amendment Unwind Date occurs prior to June 30, 2025, 6.35 to 1.00, for the period from and including the Amendment Unwind Date to and including June 30, 2025, and

(ii) 5.85 to 1.00 for the period from and including July 1, 2025 and thereafter.

(d)               Section 6.11 of the Existing Credit Agreement is hereby amended by adding a sentence to the end thereof as follows:

Notwithstanding anything to the contrary herein, with respect to the Revolving Commitments only, in consideration of, and as a condition to, the modifications and amendments set forth in Amendment No. 5, including without limitation, the modifications to this Section 6.11 contained therein, the Borrower on behalf of itself, the other Loan Parties and their respective Subsidiaries covenants and agrees that, until the earlier of (A) December 31, 2026 and (B) the Amendment Unwind Date, it shall not and shall not permit Holdings or any of its Subsidiaries to make:

(i) Investments in Persons other than Loan Parties pursuant to any of clauses (viii), (xiv) or (xvi) of Section 6.04 or make any Permitted Acquisitions of Persons that are not or will not become (within the timeframes so required by this Agreement) Loan Parties; provided, that, upon the occurrence of the Contribution, Holdings and its Subsidiaries may make Investments in non-Loan Parties (other than Unrestricted Subsidiaries) pursuant to clause (viii) of Section 6.04 having an aggregate Fair Market Value (at the time made and without giving effect to subsequent changes in value), taken together with all other loans, advances or investments made pursuant to such clause (viii) then outstanding that is not in excess of $25.0 million,

(ii) any Restricted Payment under clause (xi) of Section 6.07,

(iii) Investments pursuant to clause (xi) of Section 6.04 and Restricted Payments pursuant to clause (ix) of Section 6.07, in either case in this clause (iii), from Available Proceeds consisting of proceeds arising from the Contribution.

Section 2.               Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied (“Effective Date”):

(a)               the Administrative Agent’s (or its counsel’s) receipt of the following, each of which shall be originals or electronic copies (followed promptly by originals) unless otherwise specified:

(i)                 executed counterparts of this Amendment from (A) Holdings and the Borrower (each signed by an Authorized Officer thereof) and (B) Revolving Lenders constituting Requisite Revolving Lenders; and

(ii)              a Consent and Reaffirmation, dated as of the date hereof and executed by Holdings and each of the Subsidiary Loan Parties, whereby Holdings and each of the Subsidiary Loan Parties consents to this Amendment and reaffirms (A) its obligations and liabilities under the Loan Documents (as amended by this Amendment) and (B) each Lien, security interest and pledge granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party;

(b)               to the extent invoiced at least two (2) Business Days prior to the Effective Date or as set forth in a funds flow approved by the Borrower, all reasonable and documented out-of-pocket expenses due to the Administrative Agent, to the extent required to be paid on the Effective Date (including pursuant to Section 4 hereof), shall have been paid;

(c)               at the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing or would result therefrom; and

(d)               the representations and warranties made by each Loan Party set forth in Section 3 hereof, in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or if qualified by materiality or reference to Material Adverse Effect, in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

Without limiting the generality of the provisions of Section 8.02 of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender party hereto shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Section 3.               Representations and Warranties.

The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof and the Effective Date that:

(a)               immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties made by each Loan Party set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or if qualified by materiality or reference to Material Adverse Effect, in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects, as applicable) as of such earlier date); and

(b)               at the time of and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default has occurred and is continuing or would result therefrom.

Section 4.               Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of McGuireWoods LLP) as and when required by Section 9.03 of the Existing Credit Agreement.

Section 5.               Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.

Section 6.               Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Sections 9.05 and 9.06 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7.               Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.               Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents or serve to effect a novation of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement and the other Loan Documents specifically referred to herein.

On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 9.               Reaffirmation.

(a)               The Borrower and Holdings hereby consent to the execution, delivery and performance of this Amendment and agree that each reference to the Existing Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement.

(b)               The Borrower and Holdings each hereby acknowledge and agree that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, are reaffirmed, and remain in full force and effect.

(c)               The Borrower and Holdings each hereby irrevocably and unconditionally (x) ratify the Borrower’s and Holdings’ prior grant and prior pledge of all security interests and Liens under the Security Documents and each Loan Document, with all such security interests and Liens continuing in full force and effect after giving effect to this Amendment and the Credit Agreement and (y) confirms that the Liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to the Existing Credit Agreement, as amended by this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

By:	/s/ Fred Graffam III
Name:	Fred Graffam III
Title:	CFO

CONSOLIDATED COMMUNICATIONS, INC.

By:	/s/ Fred Graffam III
Name:	Fred Graffam III
Title:	CFO

[Signature Page to Amendment No. 5 – Consolidated]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender

By:	/s/ Daniel Kurtz
Name:	Daniel Kurtz
Title:	Director

[Signature Page to Amendment No. 5 – Consolidated]

GOLDMAN SACHS BANK USA, as a Revolving Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 – Consolidated]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Managing Director

[Signature Page to Amendment No. 5 – Consolidated]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Tim Brogan
Name:	Time Brogan
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 – Consolidated]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender

By:	/s/ Philip Tancorra
Name:	Philip Tancorra
Title:	Director

By:	/s/ Lauren Danbury
Name:	Lauren Danbury
Title:	Vice President

[Signature Page to Amendment No. 5 – Consolidated]

Morgan Stanley Senior Funding, Inc., as a Revolving Lender

By:	/s/ Philip Magdaleno
Name:	Philip Magdaleno
Title:	Vice President

[Signature Page to Amendment No. 5 – Consolidated]